Exhibit 10.67

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is dated as of March 30, 2007 and entered into by and among Spansion Japan Limited, a Japanese corporation (“Company”), GE Capital Leasing Corporation, as security agent for and representative of (in such capacity herein called “Security Agent”) Finance Parties (as hereinafter defined), and the financial institutions listed in Schedule 1 hereto (“Finance Parties”).

PRELIMINARY STATEMENTS

A. Pursuant to the Senior Facility Agreement dated March 30, 2007, for Company arranged by GE Capital Leasing Corporation, acting as mandated lead arranger, and Sumisho Lease Co., Ltd. and Mitsui Leasing & Development, Ltd., acting as sub-arrangers, with GE Capital Leasing Corporation, acting as administrative agent, Resona Bank, Limited, acting as paying agent, and GE Capital Leasing Corporation, acting as security agent, and Finance Parties (said Senior Facility Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Credit Agreement”), Finance Parties have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to provide Company with a ¥48,400,000,000 senior secured term loan facility to make loans to Company.

B. It is a condition precedent to the initial extensions of credit by Finance Parties under the Credit Agreement that Company shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

NOW, THEREFORE, in consideration of the agreements set forth herein and in order to induce Finance Parties to make loans and other extensions of credit under the Credit Agreement, Company hereby agrees with Security Agent and Finance Parties as follows:

SECTION 1. Grant of Security.

Company hereby assigns to Finance Parties, and hereby grants to Finance Parties a security interest in, all of Company’s right, title and interest in and to the following personal property of Company, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired and wherever the same may be located (the “Collateral”):

(a) all Accounts to the extent the Account Debtor is Spansion LLC and the Account arises (whether before or after the date hereof) pursuant to that certain Second Amended and Restated Foundry Agreement dated March 30, 2007, by and between Spansion LLC and Company (the “Pledged Account”);

(b) all Records relating to such Accounts; and

(c) all Proceeds and Accessions with respect to any of the foregoing Collateral.

Each category of Collateral set forth above shall have the meaning set forth in the UCC.

SECTION 2. Security for Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt payment in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of Company. “Secured Obligations” means any and all obligations at any time, due owing or incurred by Company to all or any of Finance Parties under the Finance Documents, whether present or future, actual or contingent (and whether incurred solely or jointly and whether as principal or surety or in some other capacity) and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any Finance Party as a preference, fraudulent transfer or otherwise, together with all costs, charges and expenses incurred by any of Finance Parties under the Finance Documents, whether present or future, actual or contingent (and whether incurred solely or jointly and whether as principal or surety or in some other capacity), together with:

(a) all costs, charges and expenses incurred by any Finance Party in connection with the protection, preservation or enforcement of its rights under any other document evidencing or securing any such obligations; and

(b) all moneys, obligations and liabilities due, owing or incurred in respect of any variations or increases in the amount or composition of the facilities provided under this Agreement or the obligations and liabilities imposed under such documents.

SECTION 3. Representations and Warranties.

Company represents and warrants as follows:

(a) Jurisdiction of Organization. Company’s name as it appears in official filings in the country of its organization, type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization and organization number provided by the applicable government authority of the jurisdiction of organization is set forth on Schedule 2 annexed hereto.

(b) Due Authorization, etc. Company is duly formed, validly existing and in good standing under the law of its jurisdiction of organization and has full entity power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary entity action. This Agreement constitutes a legally valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

(c) No Conflict. The execution, delivery and performance of this Agreement by Company will not violate the organizational documents of Company, any provision of law applicable to Company or any order, judgment or decree of any court or other governmental agency binding on Company.

(d) Security Interests. The security interests in the Collateral granted hereunder constitute valid security interests in the Collateral, securing payment of the Secured Obligations.

SECTION 4. Further Assurances.

Company agrees that from time to time, at the expense of Company, Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Security Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Security Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Company will: (a) (i) execute (if necessary) and file such financing or continuation statements, or amendments thereto and (ii) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Security Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (b) furnish to Security Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Security Agent may reasonably request, all in reasonable detail; (c) at Security Agent’s request, appear in and defend any action or proceeding that may affect and take any and all other actions necessary to defend Company’s title to or Finance Parties’ security interest in all or any part of the Collateral and the priority thereof; and (d) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of Finance Parties with respect to any Collateral. Company hereby authorizes Security Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral.

SECTION 5. Certain Covenants of Company.

Company shall:

(a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(b) give Security Agent at least 30 days’ prior written notice of any change in Company’s name, identity or corporate structure; and

(c) give Security Agent at least 30 days’ prior written notice of any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of Company.

SECTION 6. Special Covenants with respect to Pledged Accounts.

Except as otherwise provided in this Section 6, Company shall continue to collect, at its own expense, all amounts due or to become due to Company under the Pledged Accounts.

In connection with such collections, Company may take (and, upon the occurrence and during the continuance of an Event of Default at Security Agent’s direction, shall take) such action as Company or Security Agent may deem necessary or advisable to enforce collection of amounts due or to become due under the Pledged Accounts; provided, however, that Security Agent shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to Company of its intention to do so, to (a) notify the account debtors or obligors under any Pledged Accounts of the assignment of such Pledged Accounts to Security Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to Company thereunder directly to Security Agent, (b) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Pledged Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Security Agent, (c) enforce collection of any such Pledged Accounts at the expense of Company, and (d) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Company might have done. After receipt by Company of the notice from Security Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other Instruments) received by Company in respect of the Pledged Accounts shall be received in trust for the benefit of Security Agent hereunder, shall be segregated from other funds of Company and shall be forthwith paid over or delivered to Security Agent in the same form as so received (with any necessary endorsement), and (ii) Company shall not, without the written consent of Security Agent, adjust, settle or compromise the amount or payment of any Pledged Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 7. Security Agent Appointed Attorney-in-Fact.

Company hereby irrevocably appoints Security Agent as Company’s attorney-in-fact, with full authority in the place and stead of Company and in the name of Company, Security Agent or otherwise, from time to time in Security Agent’s discretion to take any action and to execute any instrument that Security Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clause (a) above;

(c) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Security Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Security Agent with respect to any of the Collateral;

(d) to pay or discharge liens (other than liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Security Agent in its sole discretion, any such payments made by Security Agent to become obligations of Company to Security Agent, due and payable immediately without demand;

(e) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, drafts against debtors, assignments, verifications and notices in connection with Pledged Accounts and other documents relating to the Collateral; and

(f) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Security Agent were the absolute owner thereof for all purposes, and to do, at Security Agent’s option and Company’s expense, at any time or from time to time, all acts and things that Security Agent deems necessary to protect, preserve or realize upon the Collateral and the ranking of the Collateral and Finance Parties’ security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Company might do.

SECTION 8. Security Agent May Perform; Standard of Care.

If Company fails to perform any agreement contained herein, Security Agent may itself perform, or cause performance of, such agreement, and the expenses of Security Agent incurred in connection therewith shall be payable by Company under Section 11 of this Agreement. The powers conferred on Security Agent hereunder are solely to protect interest of Finance Parties in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Security Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Security Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Security Agent accords its own property.

SECTION 9. Remedies.

If any Event of Default shall have occurred and be continuing, to the extent permitted by applicable laws, Security Agent, on behalf of Finance Parties, may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require Company to, and Company hereby agrees that it will at its expense and upon request of Security Agent forthwith, assemble all or part of the Collateral as directed by Security Agent and make it available to Security Agent at a place to be designated by Security Agent that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process or otherwise prepare the Collateral for disposition in any manner to the extent Security Agent deems appropriate and (iv) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Security Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Security Agent may deem commercially reasonable. Security Agent or any Finance Party may be the purchaser of any or all of the Collateral at any such sale and Security Agent, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Security Agent at such sale. Company hereby waives any claims against Security Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Security Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Company shall be liable for the deficiency and the fees of any attorneys employed by Security Agent to collect such deficiency. Company further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to Security Agent, that Security Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against Company, and Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

SECTION 10. Application of Proceeds.

Except as expressly provided elsewhere in this Agreement, all monies from time to time received or recovered by the Security Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be paid to and held by the Security Agent to apply them at such times as the Security Agent sees fit, to the extent permitted by applicable law in accordance with Clause 29 of the Credit Agreement.

SECTION 11. Indemnity and Expenses.

Company agrees to indemnify Security Agent and each Finance Party in accordance with the Credit Agreement.

SECTION 12. Amendments; Etc.

No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Company therefrom, shall in any event be effective unless the same shall be in writing and signed by Security Agent and, in the case of any such amendment or modification, by Company. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 13. Notices.

Any notice or other communication herein required or permitted to be given shall be given in accordance with Clause 30 of the Credit Agreement.

SECTION 14. Failure Or Indulgence Not Waiver; Remedies Cumulative; Severability.

(a) If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

(b) No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

SECTION 15. Continuing Security Interest; Transfer of Loans; Termination and Release.

(a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations and termination of all commitments to extend credit under the Credit Agreement, (ii) be binding upon Company and its successors and assigns, and (iii) inure, together with the rights and remedies of Security Agent and each Finance Party hereunder, to the benefit of Security Agent and each Finance Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Security Agent and each Finance Party may assign or otherwise transfer any loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Security Agent and each Finance Party herein or otherwise.

(b) Upon the payment in full of all Secured Obligations and termination of all commitments to extend credit under the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall automatically revert to Company. Upon any such termination Security Agent will, at Company’s expense, execute and deliver to Company such documents as Company shall reasonably request to evidence such termination.

SECTION 16. Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 17. Governing Law; Rules of Construction.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING, WITHOUT LIMITATION, SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE

PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.

SECTION 18. Consent to Jurisdiction and Service of Process.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA.

SECTION 19. Waiver of Jury Trial.

COMPANY AND SECURITY AGENT HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

SECTION 20. Counterparts.

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 21. Miscellaneous.

All actions taken by Security Agent, all rights and benefits granted to Security Agent and all covenants, representations and warranties made to Security Agent under this Agreement are taken, granted or made, as the case may be, for and on behalf of itself and Finance Parties.

SECTION 22. Suretyship Waiver by Company; Etc..

(a) Company agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Secured Obligations. In furtherance of the foregoing and without limiting the generality thereof, Company agrees as follows: (i) Security Agent or any Finance Party may from time to time, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any limitation, impairment or discharge of Company’s liability hereunder, (A) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Secured Obligations, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Secured Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (C) request and accept guaranties of the Secured Obligations and take and hold other security for the payment of the Secured Obligations, (D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Secured Obligations, any guaranties of the Secured Obligations, or any other obligation of any Person with respect to the Secured Obligations, (E) enforce and apply any other security now or hereafter held by or for the benefit of Security Agent or any Finance Party in respect of the Secured Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Security Agent, Finance Parties, or any of them, may have against any such security, as Security Agent in its discretion may determine consistent with the Credit Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (F) exercise any other rights available to Security Agent, Finance Parties, or any of them, under the Finance Documents, at law or in equity; and (ii) this Agreement and the obligations of Company hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Secured Obligations), including, without limitation, the occurrence of any of the following, whether or not Company shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Secured Obligations or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Secured Obligations, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Finance Documents, or any agreement or instrument executed pursuant thereto, or of any guaranty or other security for the Secured Obligations, (C) the Secured Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) the application of payments received from any source to the payment of indebtedness other than the Secured Obligations, even though Security Agent, Finance Parties, or any of them, might have elected to apply such payment to any part or all of the Secured Obligations, (E) any failure to perfect or continue perfection of a security interest in any other collateral which secures any of the Secured Obligations, (F) any defenses, set-offs or counterclaims which Company may allege or assert against Security Agent or any Finance Party in respect of the Secured Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (G) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Company as an obligor in respect of the Secured Obligations.

(b) Company hereby waives, for the benefit of Security Agent and Finance Parties: (i) any right to require Security Agent or Finance Parties, as a condition of payment or performance by Company, to (A) proceed against or exhaust any other security held from Company, any guarantor of the Secured Obligations or any other Person, (B) proceed against or have resort to any balance of any deposit account or credit on the books of Security Agent or any

Finance Party in favor of Company or any other Person, or (C) pursue any other remedy in the power of Security Agent or any Finance Party whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Secured Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Secured Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon Security Agent’s or any Finance Party’s errors or omissions in the administration of the Secured Obligations, except behavior which amounts to bad faith; (v) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of Company’s obligations hereunder, (B) the benefit of any statute of limitations affecting Company’s liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that Security Agent or any Finance Party protect, secure, perfect or insure any other security interest or lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under the Credit Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Secured Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in the preceding paragraph and any right to consent to any thereof; and (vii) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.

(c) Security Agent and Finance Parties shall have no obligation to disclose or discuss with Company their assessment of the financial condition of Company.

SECTION 23. Definitions.

(a) Each capitalized term utilized in this Agreement that is not defined in this Agreement, but that is defined in the UCC, including the categories of Collateral listed in Section 1 of this Agreement, shall have the meaning set forth in Divisions 1, 8 or 9 of the UCC.

(b) In addition, the following terms used in this Agreement shall have the following meanings:

“Agreement” has the meaning set forth in the Introductory Paragraph of this Agreement.

“Collateral” has the meaning set forth in Section 1 of this Agreement.

“Company” has the meaning set forth in the Introductory Paragraph of this Agreement.

“Credit Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

“Event of Default” means any Event of Default as defined in the Credit Agreement.

“Finance Documents” has the meaning set forth in the Credit Agreement.

“Finance Parties” has the meaning set forth in the Introductory Paragraph of this Agreement.

“Paying Agent” means Resona Bank, Limited.

“Pledged Account” has the meaning set forth in Section 1(a) of this Agreement.

“Secured Obligations” has the meaning set forth in Section 2 of this Agreement.

“Security Agent” has the meaning set forth in the Introductory Paragraph of this Agreement.

“UCC” means the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of California.

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IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized representatives on the date first written above.

“COMPANY”:

SPANSION JAPAN LIMITED

By:	/s/ Masao Taguchi
Name:	Masao Taguchi
Title:	President and Representative Director

“SECURITY AGENT”:

GE CAPITAL LEASING CORPORATION, in its capacity as security agent

By:	/s/ Takuji Tohyama
Name:	Takuji Tohyama
Title:	Representative Director

“FINANCE PARTIES”:

GE CAPITAL LEASING CORPORATION, as agent for and on behalf of each of the Finance Parties

By:	/s/ Takuji Tohyama
Name:	Takuji Tohyama
Title:	Representative Director

S-1

SCHEDULE 1

TO

SECURITY AGREEMENT

List of Finance Parties

Finance Party

GE Capital Asset Finance Corporation

Mitsui Leasing & Development, Ltd.

Sumisho Lease Co., Ltd.

Resona Bank, Limited

Showa Leasing Co., Ltd.

Diamond Lease Company Limited

UFJ Central Leasing Co., Ltd.

NTT Finance Corporation

Century Leasing System, Inc.

Kyodo Leasing Co., Ltd.

BOT Lease Co., Ltd.

GE Capital Leasing Corporation

SCHEDULE 2

TO

SECURITY AGREEMENT

Type and Jurisdiction of Organization

Name	Type of Organization	Jurisdiction of Organization	Organization Number
Spansion Japan Limited	Corporation	Japan	3804-01-000809